UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) February 6, 2004

INVITROGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Faraday Avenue, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (760) 603-7200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 to the Current Report on Form 8-K/A is filed for the purpose of filing the pro forma combined results of operations of Invitrogen Corporation and BioReliance Corporation for the six months ended June 30, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

The audited financial statements required by this Item 9.01 for BioReliance, as of and for the year ended December 31, 2003, were filed as Exhibit 99.1 to the Form 8-K/A filed on April 21, 2004, and are incorporated herein by reference.

(b)	Pro forma financial information.

The pro forma financial information required by this Item 9.01 for the combined balance sheet of Invitrogen and BioReliance, as of December 31, 2003, and for the combined results of operations of Invitrogen, BioReliance, Molecular Probes, Inc., and the assets acquired and liabilities assumed from PanVera LLC for the year ended December 31, 2003, was filed as Exhibit 99.2 to the Form 8-K/A filed on April 21, 2004 and is incorporated herein by reference. The pro forma financial information required by this Item 9.01 for the combined financial statement of income of Invitrogen and BioReliance for the three months ended March 31, 2004, was filed as Exhibit 99.3 to the Form 8-K/A filed on May 25, 2004, and is incorporated herein by reference. The pro forma financial information required by this Item 9.01 for the combined statement of income of Invitrogen and BioReliance for the six months ended June 30, 2004, is included herein as Exhibit 99.4 and incorporated by reference.

(c)	Exhibits.

Exhibit	Description
99.4	Invitrogen Corporation and BioReliance Corporation Unaudited Pro Forma Combined Statement of Income for the six months ended June 30, 2004, and related Notes to Combined Financial Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2004	INVITROGEN CORPORATION

	By:	/s/ C. Eric Winzer
C. Eric Winzer
Chief Financial Officer
(Principal Financial Officer and Authorized Signatory)

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